Related party transactions	12 Months Ended
Dec. 31, 2021
Disclosure Of Transactions Between Related Parties [Abstract]
Related party transactions

31.  Related party transactions

Since January 1, 2019, we have engaged in the following transactions with our directors, executive officers or holders of more than 10% of our outstanding share capital and their affiliates, which we refer to as our related parties.

During the year ended December 31, 2021, we paid £nil (2020: £75k; 2019: £9k) to Gladstone Consultancy Partnership, a company controlled by our Non-Executive Chairman. The amounts payable were settled before the relevant year ends.

In 2022, we agreed to pay Gladstone Consultancy Partnership £7,500 (plus any applicable value-added tax) per month from February 1, 2022 until September 30, 2022 for consulting and advisory services to be provided by Iain Ross.

Key management are considered to be Directors of the Group.